Exhibit 24

POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ F. Guillaume Bastiaens
Signature

F. Guillaume Bastiaens
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Tod E. Carpenter
Signature

Tod E. Carpenter
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Andrew Cecere
Signature

Andrew Cecere
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Janet M. Dolan
Signature

Janet M. Dolan
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Michael J. Hoffman
Signature

Michael J. Hoffman
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Paul David Miller
Signature

Paul David Miller
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Jeffrey Noddle
Signature

Jeffrey Noddle
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Willard D. Oberton
Signature

Willard D. Oberton
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ James J. Owens
Signature

James J. Owens
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ Ajita G. Rajendra
Signature

Ajita G. Rajendra
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POWER OF ATTORNEY

          The undersigned does hereby constitute and appoint William M. Cook, Amy C. Becker, and Melissa A. Osland the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2014, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated: September 26, 2014

/s/ John P. Wiehoff
Signature

John P. Wiehoff
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